SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 16, 2001

                      United Pan-Europe Communications N.V.
               (Exact Name of Registrant as Specified in Charter)


   Netherlands                 000-25365                  98-0191997
  (State or other            (Commission                 (IRS Employer
  jurisdiction of            File Number)               Identification #)
  incorporation)


                                Boeing Avenue 53
                              1119 PE Schipol Rijk
                                 The Netherlands
                     (Address of Principal Executive Office)

                               011-31-20-778-9840
              (Registrant's telephone number, including area code)





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ITEM 5.   OTHER EVENTS.
----------------------

         On January 16, 2001, United Pan-Europe Communications N.V. (the "Company") announced the commencement of a consent solicitation (i) by its wholly owned subsidiary UPC Polska, Inc. ("UPC Polska," formerly known as @Entertainment, Inc.) with respect to its 14 1/2% Senior Discount Notes due 2008, 14 1/2% Series B Senior Discount Notes due 2008, Series C Senior Discount Notes, 14 1/2% Senior Discount Notes due 2009 and 14 1/2% Series B Senior Discount Notes due 2009 (the "UPC Polska Notes") and (ii) by its wholly owned subsidiary Poland Communications, Inc. ("PCI") with respect to its 9 7/8% Senior Notes due 2003 and 9 7/8% Series B Senior Notes due 2003 (the "PCI Notes" and together with the UPC Polska Notes, the "Notes")

         UPC Polska and PCI are soliciting consents in connection with the transactions ("Transactions") contemplated by the agreement (as amended through January 16, 2001, the "Agreement"), dated as of June 25, 2000, among UnitedGlobalCom, Inc. ("United"), the Company, Liberty Media International, Inc. and Liberty Media Corporation ("Liberty"). Pursuant to the Agreement, a newly formed corporation ("New United") will acquire all of the capital stock of United, as well as certain interests in international broadband distribution and programming assets of Liberty, and a newly-formed subsidiary of New United will acquire all of the capital stock of the Company, as well as an economic interest in Telewest Communications plc.

         The consents will allow United to consummate the Transactions using a preferred structure. If the requisite number of consents is received, the waiver consented to will be binding on all holders of the Notes, including non-consenting holders. If the requisite number of consents is not received, United may consummate the Transactions using a structure that does not require the consent of the holders of the Notes.

         Consents will be solicited on the terms and conditions set forth in a Consent Solicitation Statement and accompanying Consent Letter that UPC Polska and PCI will supply to the holders of the UPC Polska Notes and PCI Notes, respectively. The consent solicitations will expire at 5:00 p.m. New York City time on January 29, 2001, unless extended or earlier terminated by UPC Polska or PCI in accordance with their respective Consent Solicitation Statements.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

(c)      Exhibits

         99.1   Press Release, dated January 16, 2001.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                    UNITED PAN-EUROPE COMMUNICATIONS N.V.



DATE:  January 26, 2001             By:  /s/ Anton Tuijten
                                      ---------------------------------
                                         Anton Tuijten
                                         Member of the Board of Management
                                         and General Counsel


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                   DESCRIPTION
-------------            -------------------

99.1                    Press Release, dated January 16, 2001.